UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 15, 2014

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On April 15, 2014, the Registrant’s wholly-owned subsidiary, Minera Gold Stake, S.A. de C.V. (“MGS”), signed an Option Agreement with Cangold Limited (“Cangold”) with respect to the development of the Registrant’s Guadalupe de los Reyes gold/silver project in Mexico (the “GdlR Project”).  The Option Agreement provides Cangold, a junior exploration company engaged in the exploration and development of gold projects in Mexico and Canada, with the opportunity to earn a 70% interest in the GdlR Project by (i) making payments totaling US$5,000,000 in five payments over a three-year period with payments totaling US$1,000,000 in the first year (US$150,000 of which was paid at signing), US$1,500,000 in the second year and US$2,500,000 in the third year; (ii) operating the GdlR Project, maintaining the concessions comprising the GdlR Project in good standing; and (iii) fulfilling all of the obligations of MGS to the Ejido La Tasajera (the “Ejido”) as set out in the temporary occupation contract between MGS and the Ejido.

Subject to Cangold earning a 70% interest in the GdlR Project, Vista has granted Cangold an additional option to earn the remaining 30% interest in the GdlR Project by notifying Vista of a production decision and by making a cash payment to Vista of US$3,000,000 plus an additional cash payment based on a formula that includes the growth, if any, in estimated NI 43-101 Measured and Indicated mineral resources of the GdlR Project, and the then prevailing spot gold price.

This summary of the material terms of the Option Agreement are qualified in their entirety by the Option Agreement attached hereto as Exhibit 10.1.

Item 7.01  Regulation FD

On April 15, 2014, the Registrant issued a press release announcing that it entered into an agreement to option its interest in the Guadalupe de los Reyes gold/silver project in Sinaloa, Mexico, to Cangold Limited.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

10.1       Option Agreement – Guadalupe de los Reyes

99.1Press Release dated April 15, 2014*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: April 17, 2014	By: /s/John F. Engele John F. Engele Chief Financial Officer